EXHIBIT 99.3

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Amendment No. 1 to Annual Report of Simon Worldwide, Inc. (the "Company") on Form 10K / A for the period ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George G. Golleher, a member of the Executive Committee of the Board of Directors which has responsibility for the role of principal executive officer of the Company, certify, pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ George G. Golleher
                                                     ---------------------------
                                                     George G. Golleher
                                                     Executive Committee Member
                                                     April 16, 2003

EXHIBIT 99.3

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Amendment No. 1 to Annual Report of Simon Worldwide, Inc. (the "Company") on Form 10K / A for the period ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Anthony Kouba, a member of the Executive Committee of the Board of Directors which has responsibility for the role of principal executive officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ J. Anthony Kouba
                                                      --------------------------
                                                      J. Anthony Kouba
                                                      Executive Committee Member
                                                      April 16, 2003

                  EXHIBIT 99.3

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Amendment No. 1 to Annual Report of Simon Worldwide, Inc. (the "Company") on Form 10K / A for the period ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg Mays, principal financial officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Greg Mays
                                                     ---------------------------
                                                     Greg Mays
                                                     Principal Financial Officer
                                                     April 16, 2003